As filed with the Securities and Exchange Commission on February 24, 1997
                                          Securities Act File No. 333-_______
                                     Investment Company Act File No. ________
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    Form N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|
                         Pre-Effective Amendment No.                   |_|
                        Post-Effective Amendment No.                   |_|

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                  |X|
                                Amendment No.                          |_|

                               ------------------

                                SECOND AUTOMATIC
                         COMMON EXCHANGE SECURITY TRUST
             (Exact Name of Registrant as Specified in its Charter)

                            c/o Goldman, Sachs & Co.
                                 85 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 902-1000
                               Kenneth L. Josselyn
                                 85 Broad Street
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                                   Copies to:
                          Robert E. Buckholz, Jr., Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                               ------------------
                  Approximate Date Of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

         |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 333-_________________.
                               ------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
  Title of Securities            Proposed Maximum                Amount of
   Being Registered          Aggregate Offering Price(1)     Registration Fee
  -------------------        ---------------------------     ----------------

  Trust Automatic Common
    Exchange Securities              $10,000,000                $3,030.31
-------------------------------------------------------------------------------
(1)      Estimated solely for the purpose of calculating the registration fee.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 SECOND AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                              CROSS-REFERENCE SHEET

           (Pursuant to Rule 404(c) under the Securities Act of 1933)

                            Part A & B of Prospectus*


 Item
Number                            Caption                                    Location in Prospectus
------                            -------                                    ----------------------
  1.     Outside Front Cover..................................   Front Cover Page
  2.     Inside Front and Outside Back Cover Page.............   Front Cover Page; Inside Front Cover Page;
                                                                  Outside Back Cover Page
  3.     Fee Table and Synopsis...............................   Prospectus Summary; Fee Table
  4.     Financial Highlights.................................   Not Applicable
  5.     Plan of Distribution.................................   Front Cover Page; Prospectus Summary;
                                                                  Underwriting;
  6.     Selling Shareholders.................................   Not Applicable
  7.     Use of Proceeds......................................   Use of Proceeds; Investment Objective and Policies
  8.     General Description of the Registrant................   Front Cover Page; Prospectus Summary;
                                                                  The Trust; Investment Objective and Policies;
                                                                  Risk Factors
  9.     Management...........................................   Management and Administration of the Trust
 10.     Capital Stock, Long-Term Debt and Other                 Investment Objective and Policies; Description of
          Securities..........................................    the Securities; Certain Federal Income Tax
                                                                  Considerations
 11.     Defaults and Arrears on Senior Securities............   Not Applicable
 12.     Legal Proceedings....................................   Not Applicable
 13.     Table of Contents of the Statement
          of Additional Information...........................   Not Applicable
 14.     Cover Page...........................................   Not Applicable
 15.     Table of Contents....................................   Not Applicable
 16.     General Information and History......................   The Trust
 17.     Investment Objective and Policies....................   Investment Objective and Policies
 18.     Management...........................................   Management and Administration of the Trust
 19.     Control Persons and Principal Holders of                Management and Administration of the Trust
          Securities..........................................
 20      Investment Advisory and Other Services...............   Management and Administration of the Trust
 21.     Brokerage Allocation and Other Practices.............   Investment Objective and Policies
 22.     Tax Status...........................................   Certain Federal Income Tax Considerations
 23.     Financial Statements.................................   Statement of Assets and Liabilities


----------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAW OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 24, 1997
                                 _______ Shares
                                Second Automatic
                         Common Exchange Security Trust
        $ . Trust Automatic Common Exchange Securities (TRACES (TM)/(SM))
      (Subject to exchange into Shares of Common Stock of ________________)
                               ------------------
      Each of the $ . Trust Automatic Common Exchange Securities (the "Securities") of Second Automatic Common Exchange Security Trust (the "Trust") represents the right to receive an annual distribution of $ . , and will be exchanged for between 0. shares and one share of common stock, no par value (the "Common Stock"), of ______________ (the "Company") on the Exchange Date, subject to earlier partial settlement as set forth herein. The annual distribution of $
 . per Security is payable quarterly on each ___________, _______, _________, and ____________, commencing ____________, 1997.
      The Trust is a newly organized, finite-term Trust established to acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and forward purchase contracts (the "Contracts") with one or more existing shareholders of the Company (the "Sellers") relating to the Common Stock. The Trust's investment objective is to provide each holder of Securities with a quarterly distribution of $ . per Security and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate. The Exchange Rate is equal to (i) if the Current Market Price (as defined herein) on the Exchange Date is less than $ . (the "Appreciation Threshold Price") but equal to or greater than $ . (the "Initial Price"), a number (or fractional number) of shares of Common Stock per Security having a value (determined at such Current Market Price) equal to the Initial Price, (ii) if such Current Market Price is equal to or greater than the Appreciation Threshold Price, 0.__ shares of Common Stock per Security and (iii) if such Current Market Price is less than the Initial Price, one share of Common Stock per Security, subject in each case to adjustment in certain events.
Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. The "Initial Price" is $ . per share of Common Stock.
      The "Exchange Date" will be the date, not earlier than _______, 2000 and not later than __________, 2001, designated as such by the Sellers on not less than 30 days' notice, provided that if some but not all of the then-remaining Sellers so designate a date, the designating Sellers' Contracts will be settled on that date (as if it were the Exchange Date), the Trust will promptly distribute the shares of Common Stock received upon settlement, the Securities will remain outstanding and the Exchange Rate will thereafter be proportionately reduced. If the Exchange Date or any such early settlement occurs prior to ________, 2001, holders of Securities will receive a cash premium, in the amount set forth herein, in addition to the shares of Common Stock distributed on such date.
           Although the Contracts by their terms require settlement by delivery of Common Stock, each Contract also entitles the Seller, on not less than 30 days' notice, to direct the Trust to assign such Contract to a third party ("a Contract Buyer") at any time on or after _______, 2000. Any such assignment will be conditioned on the Trust's receiving, on the date of transfer, cash in an amount equal to the product of (a) the Exchange Rate on such date, (b) the initial number of shares subject to such Contract, and (c) the Current Market Price on such date. Any such assignment may also be conditioned on completion of an offering of securities or other financing transaction [involving the assigned Contract] by or on behalf of the Contract Buyer (a "Rollover Transaction"). The Trust will promptly distribute the cash received upon any such assignment to the holders of the Securities, together with (if such assignment occurs on or before ________, 2001) an amount in cash equal to the pro rata portion of the premium that would be payable if such date were the Exchange Date. If a Contract is assigned to a Contract Buyer, the Exchange Rate will thereafter be proportionately reduced.
      Holders of Securities will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because holders of Securities will realize no equity appreciation if, when the Contracts are settled, the Current Market Price of the Common Stock is below the Appreciation Threshold Price, and less than all of the appreciation if at that time the Current Market Price is above the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Current Market Price is less than the price to public per Security shown below.
      The Company is not affiliated with the Trust.
      Application will be made to list the Securities on the [American] Stock Exchange under the symbol ____. Prior to this offering there has been no public market for the Securities. The last reported sale price of the Common Stock on the [New York] Stock Exchange on February __, 1997, was $_____ per share.
                                                      (continued on next page)
      SEE "RISK FACTORS" ON PAGE ___ OF THIS PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS RELEVANT TO AN INVESTMENT IN THE SECURITIES.
                           ---------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                             Price to Public      Sales Load (1)       Proceeds to the Trust(2)
                                             ---------------      -------------        ------------------------
Per Security................................   $                   $         (4)            $
Total(3)....................................   $                   $         (4)            $


----------

(1) The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting".
(2) Expenses of the offering, which are payable by the Sellers, are estimated to be $_______.
(3) The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional _______ Securities at the price to the public per Security, solely to cover over-allotments. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Trust will
     be $   , $   , $   , respectively. See "Underwriting".
(4) In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters as compensation ("Underwriters' Compensation") $ . per Security. See "Underwriting".

                           ---------------------------


      The Securities are offered severally by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that certificates for the Securities will be ready for delivery through the facilities of the Depository Trust Company, on or about ______ , 1997.

                              GOLDMAN, SACHS & CO.
                           ---------------------------

                  The date of this Prospectus is ______, 1997.

      The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust, except pursuant to the Sellers' right to direct an assignment. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

      This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.

      The Securities may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contracts and the U.S. Treasury securities held by the Trust.

      The Trust will be a grantor trust for federal income tax purposes and each holder of Securities will be treated as the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts. For a discussion of the principal United States federal income tax consequences of ownership of Securities, see "Certain Federal Income Tax Considerations".

      THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A PREMIUM TO OR DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SECURITIES OR THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON [THE AMERICAN STOCK EXCHANGE] THE [NEW YORK STOCK EXCHANGE] OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

      This summary of the provisions relating to the Securities does not purport to be complete and is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus. Certain terms used in this summary are defined elsewhere in this Prospectus.

The Trust

      General. The Trust is a newly organized, finite-term trust. The Trust will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). Under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

      Investment Objective and Policies. The Trust will acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and the Contracts with the Sellers obligating each Seller, on the Exchange Date (or upon earlier settlement), to deliver to the Trust a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to such Seller's Contract. The Trust's investment objective is to provide the holders of Securities ("Holders") with a quarterly distribution of $. per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate (or to the extent the Sellers direct assignments of the Contracts, an amount in cash which shall be not less than the Current Market Price thereof), together with a cash premium if the Exchange Date falls prior to ____________, 2001. The Exchange Rate is equal to (i) if the Current Market Price on the Exchange Date is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, a number (or fractional number) of shares of Common Stock per Security having a value (determined at such Current Market Price) equal to the Initial Price, (ii) if such Current Market Price is equal to or greater than the Appreciation Threshold Price, 0._ shares of Common Stock per Security and (iii) if such Current Market Price is less than the Initial Price, one share of Common Stock per Security, subject in each case to adjustment in certain events. This provides the Trust with the potential for a portion of any capital appreciation above the Appreciation Threshold Price on the Common Stock, but no protection from depreciation of the Common Stock. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "Investment Objective and Policies -- Trust Termination".

      Structure. The purchase price under the Contracts is equal to $       per
share of Common Stock initially subject thereto and $      (_________ shares of
Common Stock) in the aggregate and is payable to the Sellers by the Trust at the closing of the offering of the Securities. The obligations of the Sellers under the Contracts will be secured by a pledge of (a) the Common Stock (or at the election of the Sellers, by substitute collateral consisting of short-term, direct obligations of the U.S. Government) and (b) stripped U.S. Treasury securities, the payments on which will be sufficient to fund the premium payable if the Exchange Date falls on ________, 2000. See "Investment Objective and Policies -- The Contracts -- Collateral Arrangements; Acceleration". The Trust will purchase, with a portion of the proceeds of this Offering, stripped U.S. Treasury securities the payments on which will be sufficient to make quarterly distributions of $.___ per Security through _______________, 2000.

      The Exchange Date will be the date, not earlier than ________, 2000 and not later than ________, 2001, designated as such by the Sellers on not less than 30 days' notice, provided that if some but not all of the then remaining Sellers so designate a date, the designating Sellers' Contracts will be settled on that date (as if it were the Exchange Date), the Trust will promptly distribute the shares of Common Stock received upon settlement, the Securities will remain outstanding and the Exchange Rate will thereafter be proportionately reduced. In addition, if by ________, 2000 any Seller has not pledged in favor of the Trust U.S. Treasury securities sufficient to fund such Seller's proportion of the quarterly distributions on the Securities for the four quarters ending _______, 2001, then such Seller will be deemed to have designated ___________, 2000 as the Exchange Date, and such Seller's Contract will settle on that date. If the Exchange Date or any such early settlement occurs prior to ________, 2001, holders of Securities will receive a cash premium, in the amount set forth herein, in addition to the shares of Common Stock distributed on such date.

The Offering

      The Trust is offering _________ Securities to the public at a purchase price of $______ per Security (which is equal to the last reported sale price of the Common Stock on the date of the offering) through Goldman, Sachs & Co. ("Goldman Sachs" or the "Underwriters"). In addition, the Underwriters have been granted options to purchase up to _______ additional Securities solely for the purpose of covering over-allotments. See "Underwriting".

The Securities

      General. The Securities are designed to provide investors with a higher distribution per Security than the dividend currently paid per share on the Common Stock. The annual distribution per Security is $ . Based on the current annual dividend rate of $.__ per share of Common Stock, the annual per share distribution per Security is $_____ greater than the current annual per share dividend rate on the Common Stock. Future declarations of dividends on the Common Stock by the Company and the amount of such dividends are discretionary with its Board of Directors and subject to legal and other factors. Such further declarations will necessarily depend on the Company's future earnings, financial condition, capital requirements and other factors. Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock.

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, when the Contracts are settled, the Current Market Price of the Common Stock is below the Appreciation Threshold Price (which represents an appreciation of ____% of the Initial Price). Moreover, because a Holder will only receive 0.__ shares of Common Stock per Security (or the Current Market Price thereof) if the Current Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange _____% of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Current Market Price when the Contracts are settled is less than the price to public per Security shown on the cover page hereof.

      Distributions. Holders are entitled to receive distributions at the rate per Security of $_____ per annum or $______ per quarter, payable quarterly on each ____, ____, and or, if any such date is not a business day, on the next succeeding business day, to Holders of record as of each _____, _____, and _____, respectively. The first distribution will be payable on , 1997 to Holders of record as of _____, 1997. See "Investment Objective and Policies -- General".

      Mandatory Exchange. On the Exchange Date, each outstanding Security will be exchanged automatically for between 0.__ shares and one share of Common Stock, subject to adjustment in the event of (i) certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock or (ii) early settlement of one or more Contracts. In addition, if the Exchange Date or any such early settlement occurs prior to ____________, 2001, Holders of Securities will be entitled to receive a cash premium in the following amount per Security (subject to pro ration if less than all Contracts are settled on such date):

     If the Exchange is prior to:                                    Premium
     ----------------------------                                    -------
     _____________, 2000................................           $_________
     _____________, 2000................................            _________
     _____________, 2000................................            _________
     _____________, 2001................................            _________


      Although the Contracts by their terms require settlement by delivery of Common Stock, each Contract also entitles the Seller, on not less than 30 days' notice, to direct the Trust to assign such Contract to a third party ("a Contract Buyer") at any time on or after _______, 2000. Any such assignment will be conditioned on the Trust's receiving, on the date of transfer, cash in an amount equal to the product of (a) the Exchange Rate on such date, (b) the initial number of shares subject to such Contract, and (c) the Current Market Price on such date. Any such assignment may also be conditioned on completion of an offering of securities or other financing transaction [involving the assigned Contract] by or on behalf of the Contract Buyer (a "Rollover Transaction"). The Trust will promptly distribute the cash received upon any such assignment to the holders of the Securities, together with (if such assignment occurs on or on before _____, 2001) an amount in cash equal to the pro rata portion of the premium that would be payable if such date were the Exchange Date. If a Contract is assigned to a Contract Buyer, the Exchange Rate will thereafter be proportionately reduced.

      The "Current Market Price" on any date means the average Closing Price per share of Common Stock for the 20 Trading Days immediately prior to, but not including, such date; provided that for purposes of determining the payment required upon an assignment of a Contract in connection with a Rollover Transaction effected by means of a Completed public offering of securities by or on behalf of the Contract Buyer (a "Rollover Offering"), "Current Market Price" means the Closing Price per share of Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") (or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date).

      In addition, in the event of a merger of the Company into another entity, or the liquidation of the Company, or certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption "Investment Objective and Policies -- The Contracts -- Dilution Adjustments") rather than shares of Common Stock. Further, the occurrence of certain defaults by the Sellers under the Contracts or the collateral arrangements would cause the acceleration of the Contracts and the exchange of each Security for an amount of shares of Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Common Stock and the U.S. Treasury Securities. See "Investment Objective and Policies -- The Contracts -- Collateral Arrangements; Acceleration"; "- The U.S. Treasury Securities" and "Trust Termination".

      Voting Rights. Holders will have the right to vote on matters affecting the Trust, as described below under the caption "Description of the Securities", but will have no voting rights with respect to the Common Stock prior to receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange Date or upon earlier settlement. See "Investment Objective and Policies -- The Company" and "Description of the Securities".

The Company

      [TO COME]

      Reference is made to the accompanying prospectus of the Company (pages A-1 through A-_ hereto) which describes the Company and the shares of Common Stock of the Company deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date or upon earlier settlement. The Company is not affiliated with the Trust. The Company prospectus relates to an aggregate of _________ shares of Common Stock (plus an additional _______ shares that may be delivered upon exercise of the Underwriters' over-allotment option).

Certain Federal Income Tax Considerations

      The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contracts, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities will be treated for federal income tax purposes as having "original issue discount" that will accrue over the term of such U.S. Treasury securities. Actual receipts of cash in respect of U.S. Treasury securities will not be included in income, however, but rather will reduce the aggregate tax basis of the Securities. See "Certain Federal Income Tax Considerations".

Alternative Federal Income Tax Characterizations

      Holders should also be aware that there are alternative characterizations of the assets of the Trust and the Securities which could require Holders to include more interest in income than they would include in income under the analysis set out above. See "Certain Federal Income Tax Considerations".

Management and Administration of the Trust

      The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by _________ (or its successor) as trust administrator (the "Administrator"). ____________ (or its successor) will also act as custodian (the "Custodian") for the Trust's assets and as paying agent (the "Paying Agent"), registrar and transfer agent with respect to the Securities. Except as aforesaid, _____________ has no other affiliation with, and is not engaged in any other transaction with, the Trust. See "Management and Administration of the Trust".

Life of the Trust

      The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock or cash, as the case may be, to be exchanged for the Securities and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objective and Policies -- Trust Termination".

Risk Factors

      The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust (except pursuant to the Sellers' right to direct an assignment) and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

See "Risk Factors -- Internal Management; No Portfolio Management" and "Management and Administration of the Trust -- Trustees".

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, when the Contracts are settled, the Current Market Price of the Common Stock is below the Appreciation Threshold Price (which
represents an appreciation of     % of the Initial Price). Moreover, because a
Holder will only receive 0. shares of Common Stock per Security (or the Current Market Price thereof) if the Current Market Price exceeds the Appreciation
Threshold Price, Holders will only be entitled to receive upon exchange      %
of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Current Market Price when the Contracts are settled is less than the price to public per Security shown on the cover page hereof.

      The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury securities and the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments. See "Investment Objective and Policies" and "Risk Factors -- Non-Diversified Status".

      The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

      Holders of the Securities will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers shall have delivered shares of Common Stock pursuant to the Contracts.

Listing

      Application will be made to list the Securities on the [American] Stock Exchange (the "Amex") under the symbol ___.

Fees And Expenses
      In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay Underwriters' Compensation to the Underwriters of $ . per Security. See "Underwriting". Estimated organization costs of the Trust in the amount of $10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $_______ will be paid by the Sellers. Each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by the Sellers at the closing of the offering of the Securities a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust (estimated to be $_______ in the aggregate), over the term of the Trust. The Sellers have agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. See "Management and Administration of the Trust -- Estimated Expenses".

      Regulations of the Securities and Exchange Commission ("SEC") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to be bearing indirectly are (i) the Underwriters' Compensation payable by the Sellers with respect to such investor's Securities and (ii) the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $_______ per year, payable by the Sellers at the closing of the offering. See "Investment Objective and Policies -- General".

Investor Transaction Expenses
    Sales Load (as a percentage of offering price)........................    %
    Dividend Reinvestment and Cash Purchase Plan Fees.....................  N/A

Annual Expenses
    Management Fees.......................................................   0%
    Other Expenses........................................................    %
                                                                           -----
         Total Annual Expenses............................................    %
                                                                           =====

      SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVE AND POLICIES -- GENERAL." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

   Example                                                1 Year      3 Years
   -------                                                ------      -------
   You would bear the following expenses
    (i.e., the applicable sales load and allocable
    portion of ongoing expenses paid by Seller) on a
    $1,000 investment, assuming a 5% annual return....... $           $

                                    THE TRUST

      The Trust is a newly organized New York trust and is registered as a closed-end investment company under the Investment Company Act. The Trust was formed on February __, 1997 pursuant to a trust agreement dated as of such date and amended and restated as of ______ , 1997. The address of the Trust is 85 Broad Street, New York, New York 10004 (telephone no. (212) 902-1000).

                                 USE OF PROCEEDS

      The net proceeds of this offering will be used on or shortly after the date on which this offering is completed to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities through __________, 2000 and the payment dates thereof, and to pay the purchase price under the Contracts to the Sellers.

      At the closing of this Offering, pursuant to the Contracts, the Sellers will purchase and pledge in favor of the Trust stripped U.S. Treasury securities with face amounts and maturities corresponding to the premium that would be payable with respect to the Securities if the Exchange Date falls on __________, 2000. The proceeds from such pledged U.S. Treasury securities will be applied to pay any premium that may become payable in respect of the Securities on the Exchange Date or upon earlier settlement. In addition, the Sellers may subsequently pledge in favor of the Trust U.S. Treasury securities in amounts sufficient to fund quarterly distributions on the Securities for the four quarters ending __________, 2001. If any Seller does not make such a pledge, such Seller's Contract will be settled on ___________, 2000.

                        INVESTMENT OBJECTIVE AND POLICIES

General

      The Trust will acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and the Contracts relating to the Common Stock of the Company. The Trust's investment objective is to provide each Holder with a quarterly cash distribution of $ . per Security (which amount equals the pro rata portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date (or upon earlier settlement), a number of shares of Common Stock per Security equal to the Exchange Rate (or to the extent the Sellers direct an assignment of the Contracts, an amount in cash which shall be not less than the Current Market Price thereof), together with a cash premium if the Exchange Date falls prior to __________, 2001. The Exchange Rate is equal to (i) if the Current Market Price on the Exchange Date is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, a number (or fractional number) of shares of Common Stock per Security equal to the Initial Price divided by such Current Market Price (i.e., the value of such shares of Common Stock (determined at such Current Market Price) shall equal the Initial Price), (ii) if such Current Market Price is equal to or greater than the Appreciation Threshold Price, 0. shares of Common Stock per Security and
(iii) if such Current Market Price is less than the Initial Price, one share of Common Stock per Security, subject in each case to adjustment in certain events. See "- The Contracts -- Dilution Adjustments". For purposes of the preceding clause (i) the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "- Trust Termination". The Current Market Price per share of Common Stock on any date means the average Closing Price (as defined below) of a share of Common Stock on the 20 Trading Days (as defined below) immediately prior to but not including such date, provided that for purposes of determining the payment required upon an assignment of a Contract in connection with a Rollover Transaction effected by means of a completed public offering of securities by or on behalf of the Contract Buyer (a "Rollover Offering"), Current Market Price means the Closing Price per share of Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") (or, if the Rollover Offering is priced after 4:00 P.M.,

New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date). The Closing Price of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock as reported on the [NYSE Consolidated Tape] on such date of determination or, if the Common Stock is not listed for trading on the [NYSE] on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Common Stock deliverable under the Contracts as described under "- The Contracts -- Dilution Adjustments" occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event. A "Trading Day" means a day on which the Common Stock
(A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and
(B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

      A fundamental policy of the Trust is to invest at least ___% of its total assets in the Contracts. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust, except pursuant to the Sellers' right to direct an assignment, and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust's outstanding Securities. A "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

      The value of the Common Stock (or cash or Marketable Securities received in lieu thereof) that will be received by Holders in respect of the Securities on the Exchange Date (or upon earlier settlement) may be more or less than the amount paid for the Securities offered hereby.

      For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each Security at various Current Market Prices. The chart assumes that there would be no adjustments to the number of shares of Common Stock deliverable under the Contracts by reason of the occurrence of any of the events described under "- The Contracts -- Dilution Adjustments". There can be no assurance that the Current Market Price on the Exchange Date (or upon earlier settlement) will be within the range set forth below. Given the Initial Price of $________ per Security and the Appreciation Threshold Price of $_______, a Holder would receive in connection with the exchange of Securities on the Exchange Date (or upon earlier settlement) the following number of shares of Common Stock:


               Current Market
                   Price                           Number of Shares
              of Common Stock                      of Common Stock
     -------------------------------      -------------------------------



      The following table sets forth information regarding the distributions to be received on the U.S. Treasuries to be acquired by the Trust with a portion of the proceeds of the Offering, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such U.S. Treasuries with respect to a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering. [Distributions after _____________, 2001 should be treated as a tax- free return of the Holders' investment in the Contracts.] See "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities".

                                                                Annual
                                                                 Gross                                         Annual
                                         Annual              Distributions                                  Inclusion of
                                         Gross                   from                  Annual                 Original
                                     Distributions               U.S.                Return of                 Issue
                                          from                Treasuries              Capital                 Discount
                                          U.S.                    per                   per                  in Income
                                       Treasuries              Security               Security              per Security
Year                              -----------------      -------------------     ----------------     ---------------------
----
1997...........................   $                          $                       $                    $
1998...........................
1999...........................
2000...........................


      The annual distribution of $_________ per Security is payable quarterly on each ___________, ______, _________ and ___________, commencing ___________,
1997. Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock. See "Management and Administration of the Trust -- Distributions".

Enhanced Yield; Less Equity Appreciation than Common Stock; No
Depreciation Protection

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. However, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, when the Contracts are settled, the Current Market Price of the Common Stock is below the Appreciation Threshold
Price (which represents an appreciation of   % of the Initial Price). Moreover,
because Holders will only receive 0. shares of Common Stock per Security if the Current Market Price exceeds the Appreciation Threshold Price, Holders will only
be entitled to receive upon exchange    % (the percentage equal to the Initial
Price divided by the Appreciation Threshold Price) of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in value if the Current Market Price when the Contracts are settled is less than the price to public per Security shown on the cover page hereof.

The Company

      [TO COME]

      The shares of Common Stock are traded on the [New York] Stock Exchange. The following table sets forth, for the calendar quarters indicated, the reported high and low sales prices of the shares of Common Stock on the [New York Stock Exchange Composite Tape] and the cash dividends per share of Common Stock. As of __________, 1997, there were _____ record holders of the Common Stock, including The Depository Trust Company, which holds shares of Common Stock on behalf of an indeterminate number of beneficial owners.

                                                                                              Dividend
                                                                      High         Low       Per Share
                                                                    --------     --------    ----------
1995
   1st Quarter...................................................
   2nd Quarter...................................................
   3rd Quarter...................................................
   4th Quarter...................................................
1996
   1st Quarter...................................................
   2nd Quarter...................................................
   3rd Quarter...................................................
   4rd Quarter...................................................
1997
   1st Quarter (through _________, 1997).........................


----------

      Holders will not be entitled to rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) until receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange Date or upon earlier settlement.

      Reference is made to the accompanying prospectus of the Company, dated February ___, 1997 (pages A-1 through A-_ hereto) which describes the Company and the shares of Common Stock deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date or upon earlier settlement. The Company is not affiliated with the Trust. The Company prospectus relates to an aggregate of _________ shares of Common Stock (plus an additional _______ shares that may be delivered upon exercise of the Underwriters' over-allotment option).

The Contracts

      General. The Trust will enter into a Contract with each Seller obligating that Seller to deliver to the Trust on the Exchange Date (a) a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares of Common Stock subject to such Contract, and (b) if the Exchange Date is prior to the dates specified below, a cash premium in the following amount per Security (subject to pro ration if less than all Contracts are settled on such date):

Date                                                            Premium
----                                                            -------
_____________, 2000................................           $_________
_____________, 2000................................            _________
_____________, 2000................................            _________
_____________, 2001................................            _________



The aggregate initial number of shares of Common Stock under the Contracts will equal the aggregate number of Securities offered hereby (subject to increase in the event the Underwriters exercise their overallotment option).

      Each Contract imposes mandatory obligations on the Seller and the Trust to make and receive delivery of the Common Stock, respectively, and, under the terms of each Contract, the obligations of the parties cannot be satisfied in any manner other than delivery of Common Stock. However, each Contract also entitles the Seller, on not less than 30 days' notice, to direct the Trust to assign such Contract to a third party ("a Contract Buyer") at any time on or after _______, 2000. Any such assignment will be conditioned on the Trust's receiving, on the date of transfer, cash in an amount equal to the product of
(a) the Exchange Rate on such date, (b) the initial number of shares subject to such Contract, and (c) the Current Market Price on such date. Any such assignment may also be conditioned on completion of a Rollover Transaction. The Trust will promptly distribute the cash received upon any such assignment to the holders of the Securities, together with (if such assignment occurs on or on before _____, 2001) an amount in cash equal to the pro rata portion of the premium that would be payable if such date were the Exchange Date. If a Contract is assigned to a Contract Buyer, the Exchange Rate will thereafter be proportionately reduced.

      The proportionate reduction in the Exchange Rate following an assignment of a Contract will be computed by multiplying the Exchange Rate by a fraction, the numerator of which is the initial number of shares of Common Stock subject to the Contracts held by the Trust after such assignment, and the denominator of which is the initial number of shares of Common Stock subject to the Contracts held by the Trust immediately prior to such assignment (which reduction may be applied successively if there is more than one assignment).

      The purchase price of the Contracts was arrived at by arm's-length negotiation between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities. All matters relating to the administration of the Contracts will be the responsibility of either the Administrator or the Custodian.

      Exchange Date; Earlier Settlement. The Exchange Date will be the date, not earlier than ________, 2000 and not later than ________, 2001, designated as such by the Sellers on not less than 30 days' notice, provided that if some but not all of the then remaining Sellers so designate a date, the designating Sellers' Contracts will be settled on that date (as if it were the Exchange
Date), the Trust will promptly distribute the shares of Common Stock received upon settlement, the Securities will remain outstanding and the Exchange Rate will thereafter be proportionately reduced. In addition, if by ________, 2000 any Seller has not pledged in favor of the Trust U.S. Treasury securities sufficient to fund such Seller's proportion of the quarterly distributions on the Securities for the four quarters ending _______, 2001, then such Seller will be deemed to have designated __________, 2000 as the Exchange Date, and such Seller's Contract will settle on that date. Ownership of these pledged Treasury securities will be transferred at the beginning of each quarter to the Trust in amounts sufficient to fund the quarterly distributions on the Securities. If the Exchange Date or any such earlier settlement occurs prior to ________, 2001, holders of Securities will receive a cash premium, in the amount per Security set forth above, in addition to the shares of Common Stock distributed on such date.

      The proportionate reduction in the Exchange Rate following a partial settlement will be computed by multiplying the Exchange Rate by a fraction, the numerator of which is the initial number of shares of Common Stock subject to the Contracts remaining outstanding after such settlement, and the denominator of which is the initial number of shares of Common Stock subject to the Contracts outstanding immediately prior to such settlement (which reduction may be applied successively if there is more than one early settlement).

      Dilution Adjustments. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of such stock, (ii) subdivide or split its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be multiplied by a dilution adjustment equal to the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

      In addition, if the Company shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (as defined below) (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants plus the number of additional shares offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the time such adjustment is calculated plus the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Current Market Price. To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Common Stock actually delivered. The "Then-Current Market Price" of the Common Stock means the average Closing Price per share of Common

Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is calculated (or, in the case of an adjustment calculated at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is calculated and the related "ex-date" on which the shares of Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Common Stock prior to such five Trading Days shall be the Then-Current Market Price.

      Further, if the Company shall pay a dividend or make a distribution to all holders of Common Stock, in either case, of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of Common Stock) or issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the previous paragraph), then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the Then-Current Market Price per share of Common Stock, and the denominator shall be such price less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is calculated of the portion of such evidences of indebtedness, non-cash assets or rights or warrants payable in respect of one share of Common Stock.

      Further, if the Company distributes cash (other than any Permitted Dividend (as defined below), any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event (as defined below) ("Excluded Distributions")), by dividend or otherwise, to all holders of Common Stock or makes an Excess Purchase Payment (as defined below) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the Then-Current Market Price on the record date in respect of such distribution and of which the denominator shall be such price less the amount of such distribution applicable to one share of Common Stock that would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, less the aggregate amount of such Excess Purchase Payment divided by the number of outstanding shares of Common Stock on such record date). For purposes of these adjustments, (a) the term "Permitted Dividend" means any quarterly cash dividend in respect of the Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Common Stock in excess of ______% and (b) the term "Excess Purchase Payment" means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Common Stock acquired in a tender offer or exchange offer by the Company over (ii) the Then-Current Market Price per share of Common Stock.

      If any adjustment in the Exchange Rate is required to be calculated as described above, corresponding adjustments to the Initial Price and the Appreciation Threshold Price shall be calculated.

      Dilution adjustments shall be effected: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction;
(iii) in the case of any Excess Purchase Payment for which the Company shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price for such shares to be repurchased, on the date of such announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of Common Stock become entitled to payment with respect thereto.

There will be no adjustment under the Contracts in respect of any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase shall subsequently be cancelled by the Company, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such dividend, distribution, issuance or repurchase not been made. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      In the event of (A) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),
(B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Exchange Rate will be adjusted such that, on the Exchange Date (or upon earlier settlement), each Holder will receive for each Security cash in an amount equal to (i) if the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0. multiplied by the Transaction Value and (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, to the extent that any Marketable Securities (as defined below) are received by holders of Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, the Sellers may at their option deliver a proportional amount of such Marketable Securities. If the Sellers elect to deliver Marketable Securities, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities.

      "Transaction Value" means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock,
(ii) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date (or earlier settlement date) multiplied by the number of such securities received for each share of Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause (iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described above shall occur with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date (or earlier settlement date).

      "Marketable Securities" means any common equity securities listed on a U.S. national securities exchange or reported by The Nasdaq National Market.

      No dilution adjustments will be made for events, other than those described above, such as offerings of Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

      Collateral Arrangements; Acceleration. Each Seller's obligations under the Contract between such Seller and the Trust initially will be secured by a security interest in (a) the maximum number of shares of Common Stock subject to such Contract (subject to adjustment in accordance with the dilution adjustment provisions of such Contract, described above) and (b) stripped U.S. Treasury securities, the payments on which will be sufficient to fund the premium payable if the Exchange Date falls on __________, 2000, pursuant to a Collateral Agreement between such Sellers and __________, as collateral agent (the "Collateral Agent"). In addition, the Sellers may subsequently pledge in favor of the Trust U.S. Treasury securities in amounts sufficient to fund quarterly distributions on the Securities for the four quarters ending _____________, 2001. Unless a Seller is in default in its obligations under its Collateral Agreement, such Seller will be permitted to substitute for the pledged shares of Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock for which such obligations are being substituted. The Collateral Agreements will provide that, in the event of a Reorganization Event, each Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Common Stock subject to its Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of such Seller's Cash Delivery Obligations (or U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 105% thereof). The Collateral Agent will be required, under the Collateral Agreements, to invest any such cash in U.S. Treasury securities maturing on or before ___________, 2000 (or after such date, maturing on or before the next quarterly distribution date). A Seller's "Cash Delivery Obligations" shall be the Transaction Value of any consideration other than Marketable Securities received by such Seller in respect of the maximum number of shares subject to its Contract at the time of the Reorganization Event. The number of shares of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. The Sellers will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Reorganization Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price per share of Marketable Securities at the time of each valuation times the number of shares of Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral pledged by such Seller, including any substitute collateral, unless such Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to such Seller would cause the collateral to become insufficient under its Collateral Agreement. Each Seller shall have the right to vote any pledged shares of Marketable Securities for so long as such shares are owned by it and pledged under its Collateral Agreement, including after an event of default under such Seller's Contract or Collateral Agreement.

      If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged by any Seller as substitute collateral shall fail to meet the foregoing requirements at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or shares of Marketable Securities subject to such Contract, and such failure shall not be cured by the close of business on the next business day after such determination, then, unless a Collateral Event of Default (as defined below) under such Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under such Collateral Agreement shall have occurred and be continuing. A "Collateral Event of Default" under such Seller's Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to such Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Common Stock (or the then-current market price per share of Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Securities) subject to such Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Securities) pledged as collateral at such time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities shall have been delivered, failure of any U.S. Government obligations pledged in respect of Cash Delivery Obligations to have a market value at such time of at least 105% of such Cash Delivery Obligations, if such failure shall not be cured within one business day after notice thereof is delivered to such Seller.

      The occurrence of a Collateral Event of Default under a Collateral Agreement, or the bankruptcy or insolvency of a Seller, will cause an automatic acceleration of such Seller's obligations under its Contract. In any such event, such Seller will become obligated to deliver the initial number of shares of Common Stock (or, after a Reorganization Event, the Marketable Securities or cash or a combination thereof deliverable in respect thereof) subject to such Seller's Contract, or any U.S. Government obligations then pledged in respect thereof.

      Upon any acceleration, (i) the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the shares of Common Stock then pledged, or cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof (or, after a Reorganization Event, the Marketable Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) and (ii) the Custodian will liquidate any U.S. Treasury securities then held by the Trust and distribute the proceeds pro rata to the Holders. In addition, in the event that by the Exchange Date (or upon earlier settlement) any substitute collateral has not been replaced by Common Stock (or, after a Reorganization Event, cash or Marketable Securities) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders the market value of the Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the Sellers plus cash generated from the liquidation of U.S. Government obligations then pledged by the Sellers (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged). See "- Trust Termination".

      Description of the Sellers. The Sellers are _________________. Reference is made to the caption "Selling Shareholders" in the Company's prospectus for information about the Sellers.

The U.S. Treasury Securities

      The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the Securities and the payment dates thereof through __________, 2000. In addition, the Sellers may subsequently pledge in favor of the Trust U.S. Treasury securities in amounts sufficient to fund quarterly distributions on the Securities for the four quarters ending _____________, 2001. If by ____________, 2000, any Seller has not pledged in favor of the Trust U.S. Treasury securities sufficient to fund such Seller's proportion of the quarterly distributions on the Securities through _____________, 2001, then such Seller will be deemed to have designated _____________, 2000 as the Exchange Date.

      Up to ___% of the Trust's total assets may be invested in these U.S. Treasury Securities. In the event that any Contract is accelerated or disposed of as described under the caption "Management and Administration of the Trust -- Trustees", then any such U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with the amounts distributed upon acceleration or any consideration received by the Trust upon disposition of such Contract. See "- Collateral Arrangements; Acceleration" and "- Trust Termination".

Temporary Investments

      For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date. Not more than 5% of the Trust's total assets will be invested in such short-term obligations or held in cash at any one time.

Investment Restrictions

      As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contracts and the Common Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts including futures contracts; or make loans. The Trust also has adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust, except pursuant to the Sellers' right to direct an assignment, and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

      Because of the foregoing limitations, the Trust's investments will be concentrated in the ____________________ industry, which is the industry in which the Company operates. The Trust is not permitted to purchase restricted securities.

Trust Termination

      The Trust will terminate automatically on or shortly after the Exchange Date. Alternatively, in the event that all Contracts are accelerated, then any U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and the proceeds distributed pro rata to the Holders, together with the amounts distributed upon acceleration, and the Trust shall be terminated. See "- Collateral Arrangements; Acceleration" and "- The U.S. Treasury Securities".


                                  RISK FACTORS

Internal Management; No Portfolio Management

      The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust, except pursuant to the Sellers' right to direct an assignment, and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contracts despite significant declines in the market price of the Common Stock or adverse changes in the financial condition of the Company (or, after a Reorganization Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

Limited Appreciation Potential; Common Stock Depreciation Risk

      The Trust anticipates that on the Exchange Date (or upon earlier settlement), it will receive the Common Stock deliverable pursuant to the Contracts, which it will then distribute to Holders. Although the yield on the Securities is higher than the current dividend yield on the Common Stock, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, because the Contracts call for the Sellers to deliver less than the full number of shares of Common Stock subject to the Contracts where the Current Market Price exceeds the Initial Price (and therefore less than one full share of Common Stock for each outstanding Security), the Securities have more limited appreciation potential than the Common Stock. Therefore, the Securities may trade below the value of the Common Stock if the Common Stock appreciates in value. The value of the Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) or upon earlier settlement may be less than the amount paid for the Securities. Holders of Securities will realize the entire decline in value if the Current Market Price is less than the price to public per Security shown on the cover page hereof.

Dilution Adjustments; Shareholder Rights

      The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust or upon earlier settlement is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contracts -- Dilution Adjustments". The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the amount to be received pursuant to the Contracts to the price of the Common Stock, such other events may adversely affect the trading price of the Securities. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Common Stock by Holders as a result of the exchange of the Securities for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

Trading Value; Listing

      The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market. The trading price of the Securities may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of Common Stock to be delivered on the Exchange Date (or upon earlier settlement), the Securities will tend to trade at a premium to the market value of the Common Stock to the extent the Common Stock price falls and at a discount to the market value of the Common Stock to the extent the Common Stock price rises.

      Shares of closed-end investment companies frequently trade at a premium to or discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

      Goldman Sachs currently intend, but are not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the Securities. Application will be made to list the Securities on the [Amex]. Assuming the acceptance of such application, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the [Amex] will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the Securities on another national securities exchange or for quotation on another trading market. If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

Non-Diversified Status

      The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only securities or instruments held or received by the Trust will be U.S. Treasury securities and the Contracts or other assets consistent with the terms of the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments.

Risk Relating To Bankruptcy Of the Sellers

      The Trust believes that the Contracts constitute "securities contracts" for purposes of the Bankruptcy Code, performance of which would not be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of the Sellers. It is, however, possible that the Contracts will be determined not to qualify as "securities contracts" for this purpose, in which case a Seller's bankruptcy may cause a delay in settlement of such Seller's Contract, or otherwise subject such Contract to the bankruptcy proceedings, which could adversely affect the timing of exchange or, as a result, amount received by the Holders in respect of the Securities.

                          DESCRIPTION OF THE SECURITIES

      Each Security represents an equal proportional interest in the Trust, and a total of _______ Securities will be issued. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The Securities have no preemptive, redemption or conversion rights. Securities are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial Holder referred to below. See "Underwriting".

      Holders are entitled to a full vote for each Security held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Goldman Sachs, as the initial Holder of Securities of the Trust. The Trust intends to hold annual meetings as required by the rules of the [Amex]. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the

Holders of record of 10% of the Securities or to vote on other matters upon the written request of the Holders of record of 51% of the Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trust will also assist in communications with other Holders as required by the Investment Company Act.

Book-Entry-Only Issuance

      The Depository Trust Company ("DTC") will act as securities depository for the Securities. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities offered hereby will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilities the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

      Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a Security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except upon a resignation of DTC.

      DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

      Except as provided herein, a Beneficial Owner in a global Security will not be entitled to receive physical delivery of Securities. Accordingly, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

      DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.


                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees

      The Trust will be internally managed by three Trustees. Under the provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust, except pursuant to the Sellers' right to direct an assignment, and that the U.S. Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

      The names of the persons who have been elected by Goldman Sachs, the initial Holder of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                  Principal Occupation
Name, Age and Address          Title              During Past Five Years
---------------------          -----              ----------------------

                               Managing
                               Trustee



                               Trustee




                               Trustee






      Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Sellers, on behalf of the Trust, in respect of its annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $________. The Trust's Managing Trustee will also receive an additional up-front fee of $_________ for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

      The day-to-day affairs of the Trust will be managed by __________ as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on Securities as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except pursuant to the Sellers' right to direct an assignment or in connection with an acceleration of a Contract or the settlement of the Contracts and upon termination of the Trust).

      The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

      Except for its roles as Administrator, Custodian, Paying Agent, registrar and transfer agent for the Trust, ___________ has no other affiliation with, and is not engaged in any other transactions with, the Trust.

      The address of the Administrator is _______________.

Custodian

      The Trust's custodian (the "Custodian") is ______________ pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Collateral Agreements and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.

Paying Agent

      The transfer agent, registrar and paying agent (the "Paying Agent") for the Securities is _____________ pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

Indemnification

      The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian, with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) that it may incur in acting as Trustee, Paying Agent, Administrator or Custodian, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Goldman Sachs has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Goldman Sachs will in turn be reimbursed by the Sellers for all such reimbursements paid by it.

Distributions

      The Trust intends to distribute to Holders on a quarterly basis an amount equal to $ . per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust). The first distribution, reflecting the Trust's operations from the date of this offering, will be made on ___________, 1997 to Holders of record as of __________, 1997. Thereafter, distributions will be made on ___________, ______, _________ and ___________ of each year to Holders of record as of each __________, _____, ________ and __________, respectively. A portion of each such distribution prior to ____________, 2000, and all of each such distribution thereafter, should be treated as a tax-free return of the Holder's investment. See "Investment Objective and Policies -- General" and "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities".

      Upon termination of the Trust, as described under the caption "Investment Objective and Policies -- Trust Termination", each Holder will receive any remaining net assets of the Trust.

      The Trust does not permit the reinvestment of distributions.

Estimated Expenses

      At the closing of this offering the Sellers will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, Securities certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Securities for sale in the various states. Organization costs of the Trust in the amount of $__________ and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $_______ will be paid by the Sellers.

      The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by the Sellers or, in the event of failure by the Sellers to pay such amounts, the Trust.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The following summary of the principal United States federal income tax consequences of ownership of Securities is based upon the opinion of Sullivan & Cromwell, special tax counsel to the Trust. It deals only with Securities held as capital assets by a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect.

      Prospective purchasers of Securities should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any other taxing jurisdiction, of ownership of Securities.

      A United States Holder is a beneficial owner who or that is (i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of Securities.

      Holders should also be aware that there are alternative characterizations of the assets of the Trust which could result in different federal income tax consequences. See "Alternative Characterizations" below. While Sullivan & Cromwell does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

      Tax Status of the Trust. The Trust will be treated as a grantor trust for federal income tax purposes, and each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts in the Trust under the grantor trust rules of the Code. Income received by the Trust will be treated as income of the Holders in the manner set forth below.

      Recognition of Original Issue Discount on the U.S. Treasury Securities. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security in the Trust as a bond that was originally issued on the date the Trust acquired the relevant Securities and will include original issue discount in income over the life of the U.S. Treasury securities in an amount equal to the Holder's pro rata portion of the excess of the amounts payable on such U.S. Treasury security over the value of the U.S. Treasury securities at the time the Trust acquires them. The amount of such excess will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the Trust, however. Consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Investment Objective and Policies -- General".

      A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis.

      Tax Basis of the U.S. Treasury Securities and the Contracts. A Holder's initial tax basis in the Contracts and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust, or in the case of U.S. Treasury securities acquired by the Trust from the Sellers, the fair market value of such U.S. Treasury securities on the date they are acquired by the Trust. It is currently anticipated that ____% and ____% of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contracts, respectively. If the Exchange Date is later than ________, a Holder's tax basis in the Contracts will be decreased by (a) the fair market value of any U.S. Treasury securities acquired by the Trust from the Sellers on the date they are acquired and (b) the amount of any cash premium received. A Holder's tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities.

      Treatment of the Contracts. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Common Stock or cash, Marketable Securities or a combination thereof delivered to the Trust. Likewise, each Holder will be treated as having received a pro-rata portion of any U.S. Treasury securities acquired by the Trust from the Sellers.

      Distribution of the Common Stock. The delivery of Common Stock pursuant to the Contracts will not be taxable to the Holders. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional shares of Common Stock for which cash is received. A Holder will recognize short-term capital gain or loss upon receipt of cash in lieu of fractional shares of Common Stock distributed upon termination of the Trust equal to the difference between the amount of cash received and the basis of such fractional share. The holding period for the Common Stock will begin on the day after it is acquired by the Trust.

      Distribution of Cash. If the Trust disposes of the Contracts for cash, a Holder will recognize capital gain or loss equal to the difference between the amount of cash received and the basis of the Contracts exchanged therefor. Any gain or loss will be capital gain or loss and, if the Holder has held the Securities for more than one year, such gain or loss will be long-term capital gain or loss.

      Sale of Securities. A Holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contracts underlying the Securities. The Holder will therefore recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Trust has held the relevant property for more than one year.

      Alternative Characterizations. Sullivan & Cromwell believes the Contracts should be treated for federal income tax purposes as prepaid forward contracts for the purchase of a variable number of shares of Common Stock. Sullivan & Cromwell also believes that any receipt by the Trust of cash premium or U.S. Treasury securities from the Sellers should be treated as a partial return of the purchase price of the Contracts, in an amount equal to such cash or the fair market value of such U.S. Treasury securities on the date they are acquired by the Trust.

      The Internal Revenue Service could conceivably take the view that the Contracts should be treated as loans to the Sellers in exchange for contingent debt obligations of the Sellers. If the Internal Revenue Service were to prevail in making such an assertion, a Holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Common Stock received on the Exchange Date (or the proceeds from prior disposition of the Contracts) over the aggregate of the basis of the Contracts and any interest on the Contracts previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received).

      The Internal Revenue Service could also conceivably take the view that a Holder should simply include in income as interest the amount of cash actually received each year in respect of the Securities. The Internal Revenue Service could also conceivably take the view that a Holder should include a prorata share of the fair market value of any U.S. Treasury securities, or cash premium, acquired by the Trust from Sellers in income at that time the Trust receives them.

      Backup Withholding and Information Reporting. The payments of principal and interest (including original issue discount) on, and the proceeds received from the sale of, Securities may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holder's U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

      After the end of each calendar year, the Trust will furnish to each record Holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record Holder of the Securities and to the Internal Revenue Service.

                                  UNDERWRITING

      Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to Goldman Sachs, as Underwriters, and the Underwriters have agreed to purchase from the Trust, _________ Securities.

      Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the Securities offered hereby, if any are taken.

      The Underwriters propose to offer the Securities in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at such price less a concession of $ per Security. The Underwriters may allow, and such dealers may re-allow, a concession not in excess of $ ______per Security to certain brokers and dealers. After the Securities are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters.

      In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters the Underwriters' Compensation of $_______ per Security.

      The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of _______ additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased.

      The Sellers and the Company have agreed that, during the period beginning from the date of this Prospectus and continuing to and including the date 180 days after the date of this Prospectus, they will not offer, sell, contract to sell or otherwise dispose of any Common Stock or other securities of the Company (other than pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding, on the date of this Prospectus) which are substantially similar to the Common Stock or which are convertible or exchangeable into Common Stock or other securities which are substantially similar to the Common Stock, without the prior written consent of Goldman Sachs.

      The Securities will be a new issue of securities with no established trading market. Application has been made to list the Securities on the [American] Stock Exchange. Goldman Sachs have advised the Company that they intend to make a market in the Securities, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.

      The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933. The Underwriters have agreed to pay certain expenses of the Trust.

      One Security has been subscribed for by Goldman Sachs at an aggregate purchase price of $100,000. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price thereof paid in full to the Trust.


                             VALIDITY OF SECURITIES

      The validity of the Securities will be passed upon for the Trust and the Underwriters by their counsel, Sullivan & Cromwell, 125 Broad Street, New York, New York 10004.


                                     EXPERTS

      The financial statement included in this Prospectus has been audited by _______________, independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


                               FURTHER INFORMATION

      The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities offered hereby. Further information concerning the Securities and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. Such Registration Statement is also available on the Commission's website (http://www.sec.gov).

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Securityholders of Second Automatic Common Exchange Security Trust:

      We have audited the accompanying statement of assets and liabilities of Second Automatic Common Exchange Security Trust as of ________, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Second Automatic Common Exchange Security Trust, as of ________, 1997 in conformity with generally accepted accounting principles.




New York, New York
________, 1997

                 SECOND AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 ________, 1997

                                     ASSETS

Cash............................................................      $100,000
                                                                      --------

Total assets....................................................      $100,000
                                                                      ========



                                   LIABILITIES

 ................................................................      $   0
                                                                      --------

NET ASSETS

Balance applicable to 1 Security outstanding....................      $100,000
                                                                      --------
Net asset value per Security....................................      $100,000
                                                                      ========

----------

(1) Second Automatic Common Exchange Security Trust (the "Trust") was established on ________, 1997 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. Costs incurred in connection with the organization of the Trust will be paid by ___________________.

(2) The Trust proposes to sell Trust Automatic Common Exchange Securities (the "Securities") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

     The Trust is a newly organized, finite-term trust established to purchase and hold a portfolio of stripped U.S. treasury securities and a forward purchase contract with existing shareholders of ______ relating to the common stock of _____________________. The trust will be internally managed and will not have an investment adviser. The administration of the trust, which will be overseen by the trustees, will be carried out by ____________ as trust administrator. ____________ will also serve as custodian, paying agent, registrar and transfer agent with respect to the Securities. Ongoing fees and anticipated expenses for the term of the trust will be paid for by
     ____________________.

(3) The Trust issued one Security on ________, 1997 to Goldman, Sachs & Co. in consideration for the aggregate purchase price of $100,000.

     The Amended and Restated Trust Agreement provides that prior to the offering, the Trust will split the outstanding Security to be effected on the date that the price and underwriting discount of the Securities being offered to the public is determined, but prior to the sale of the Securities to Goldman, Sachs & Co. The initial Security will be split into the smallest whole number of Securities that would result in the per Security amount recorded as shareholders' equity after effecting the split not exceeding the Public Offering price per Security.

------------------------------------      -------------------------------------
------------------------------------      -------------------------------------


      No person has been authorized                _________ Shares
to give any information or make any
representations other than those
contained in this Prospectus, and,
if given or made, such information
or representations must not be relied               Second Automatic
upon as having been authorized. This                Common Exchange
Prospectus does not constitute an offer                Security Trust
to sell or a solicitation of any offer
to buy any securities other than the
securities to which it relates or any
offer to sell or the solicitation of
any offer to buy such securities in any
circumstances in which such offer or
solicitation is unlawful.


          __________________                   $ . Trust Automatic Common
                                                    Exchange Securities
                                                       (TRACES(TM)/(SM))


          TABLE OF CONTENTS
                                    Page
Prospectus Summary..............     4
The Trust.......................    10
Use of Proceeds.................    10
Investment Objective and
  Policies......................    10
Risk Factors....................    19               _________________
Description of the Securities...    21
Management and Administration
  of the Trust..................    23                  PROSPECTUS
Certain Federal Income Tax
  Considerations................    27               _________________
Underwriting....................    29
Validity of Securities..........    30
Experts.........................    30
Further Information.............    30
Report of Independent
  Accountants...................    31
Statement of Assets and
  Liabilities...................    32

            __________________


                                                    Goldman, Sachs & Co.

      Until _______, 1997 (25 days after
the date of this Prospectus) all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




------------------------------------      -------------------------------------
------------------------------------      -------------------------------------

                                     PART C

                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

       (a)     Financial Statements
               Part A --    Report of Independent Accountants.
                            Statement of Assets and Liabilities.
               Part B --    None.

       (b)     Exhibits
               2.a.(i)      Trust Agreement
               2.a.(ii)     Form of Amended and Restated Trust Agreement*
               2.d          Form of Specimen Certificate of Trust Automatic
                            Common Exchange Security*
                             (included in Exhibit 2.a.(ii))
               2.h          Form of Underwriting Agreement*
               2.j          Form of Custodian Agreement*
               2.k.(i)      Form of Administration Agreement*
               2.k.(ii)     Form of Paying Agent Agreement*
               2.k.(iii)    Form of Purchase Contract*
               2.k.(iv)     Form of Collateral Agreement*
               2.k.(v)      Form of Fund Expense Agreement*
               2.k.(vi)     Form of Fund Indemnity Agreement*
               2.l          Opinion and Consent of Counsel to the Trust*
               2.n.(i)      Tax Opinion of Counsel to the Trust (Consent
                             contained in Exhibit 2.n.(i))*
               2.n.(iii)    Consent of Independent Public Accountants*
               2.n.(iv)     Consents to Being Named as Trustee*
               2.p          Form of Subscription Agreement*
               2.r          Financial Data Schedule*


----------
*   To be Filed by Amendment.

Item 25.       Marketing Arrangements

       See the Form of Underwriting Agreement to be filed as Exhibit 2.h to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution

       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees.................................................           $
[American] Stock Exchange listing fee.............................
Printing (other than certificates)................................
Fees and expenses of qualification under state
securities laws
  (excluding fees of counsel).....................................
Accounting fees and expenses......................................
Legal fees and expenses...........................................
NASD fees.........................................................
Miscellaneous.....................................................
Total.............................................................           $
                                                                            ===


Item 27.  Person Controlled by or under Common Control with Registrant

      Prior to __________, 1997 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscript on Agreement for one Security with Goldman, Sachs & Co. and an Underwriting Agreement with respect to _________ Securities with Goldman, Sachs & Co.

Item 28.  Number of Holders of Securities
                                                                      Number of
                                                                       Record
Title of Class                                                         Holders
--------------                                                         -------
Trust Automatic Common Exchange Securities.......................         1


Item 29.  Indemnification

      The Underwriting Agreement, to be filed as Exhibit 2.h to this Registration Statement, provides for indemnification to the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and other Connections of Investment Adviser

      Not Applicable.

Item 31.  Location of Accounts and Records

      The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 and at the offices of ______________, the Registrant's Administrator, Custodian, paying agent, transfer agent and registrar.

Item 32.  Management Services

      Not applicable.

Item 33.  Undertakings

      (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 21st day of February, 1997.

                                            SECOND AUTOMATIC COMMON
                                            EXCHANGE SECURITY TRUST


                                            By: /s/ Eric S. Schwartz
                                                    Eric S. Schwartz
                                                        Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person, in the capacities and on the date indicated.

          Name                      Title                          Date
          ----                      -----                          -----
                             Principal Executive Officer,
/s/ Eric S. Schwartz         Principal Financial Officer,   February 21, 1997
    Eric S. Schwartz         Principal Accounting Officer
                              and Trustee

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit                                                                Page
Number                            Description                         Number
-------                           -----------                        ----------
2.a.(i)          Trust Agreement
2.a.(ii)         Form of Amended and Restated Trust Agreement*
2.d              Form of Specimen Certificate of Trust Automatic
                  Common Exchange Security*
                  (included in Exhibit 2.a.(ii))
2.h              Form of Underwriting Agreement*
2.j              Form of Custodian Agreement*
2.k.(i)          Form of Administration Agreement*
2.k.(ii)         Form of Paying Agent Agreement*
2.k.(iii)        Form of Purchase Contract*
2.k.(iv)         Form of Collateral Agreement*
2.k.(v)          Form of Fund Expense Agreement*
2.k.(vi)         Form of Fund Indemnity Agreement*
2.l              Opinion and Consent of Counsel to the Trust*
2.n.(i)          Tax Opinion of Counsel to the Trust (Consent
                  contained in Exhibit 2.n.(i))*
2.n.(iii)        Consent of Independent Public Accountants*
2.n.(iv)         Consents to Being Named as Trustee*
2.p              Form of Subscription Agreement*
2.r              Financial Data Schedule*

----------
*   To be Filed by Amendment.